UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Forbes Energy Services Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Explanatory Notes

Forbes Energy Services Ltd. (the “Company”) is filing this supplement to its Proxy Statement that was originally filed on April 30, 2012 (the “Original Proxy Statement”) in order to amend the order of two proposals presented in the Original Proxy Statement. Proposal 5 in the Original Proxy Statement has been renumbered as Proposal 4 and Proposal 4 in the Original Proxy Statement has been renumbered as Proposal 5. The Company is attaching as Appendix A a new form of proxy card that reflects this new ordering of proposals. This new proxy card replaces the proxy card filed with the Original Proxy Statement. The Company is also attaching as Appendix B a form of notice regarding the availability of proxy materials for the 2012 Annual Meeting of Shareholders. The form of notice, the Original Proxy Statement, this supplement, the proxy card, and our 2011 Annual Report to Shareholders are expected to be made available to the Company’s shareholders on or about May 24, 2012.

Further, the Company is correcting (i) the number of shares of common stock disclosed on page 4 of the Original Proxy Statement as outstanding as of April 26, 2012, (ii) the number of shares of common stock disclosed on pages 17 and 28 as remaining available for issuance under the Company’s current Incentive Compensation Plan at the time the Original Proxy Statement was filed and (iii) certain information contained in the “Principal Shareholders” table on page 36 of the originally filed Proxy Statement. These numbers were inadvertently incorrect due to a calculation error. The correct number of shares of common stock outstanding as of April 26, 2012 is 21,132,999. The correct number of shares of common stock that remained available for issuance under the Company’s current Incentive Compensation Plan at the time the Original Proxy Statement was filed is 558,607. The corrected “Principal Shareholders” table, together with related footnotes, is set forth below. Other than these changes, the Original Proxy Statement remains unchanged.

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PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our voting securities as of April 26, 2012:

•	each person who is known to us to be the beneficial owner of more than 5% of our voting securities;

•	each of our directors; and

•	each of our executive officers and all of our executive officers and directors as a group.

Unless otherwise indicated, each person named below has an address in care of our principal executive offices and has sole power to vote and dispose of the shares of voting securities beneficially owned by them, subject to community property laws where applicable.

Name	Common Stock Beneficially Owned(**)		Percentage of Common Stock Beneficially Owned(%)

Executive Officers and Directors:
John E. Crisp	1,193,112	(1)	5.6%
Charles C. Forbes, Jr.	2,594,462	(1)	12.2%
L. Melvin Cooper	163,563	(2)	*
Dale W. Bossert	27,738	(3)	*
Travis H. Burris	41,776	(3)	*
Janet L. Forbes	2,330,875	(4)	11.0%
William W. Sherrill	24,188	(3)	*
All directors and executive officers as a group (7 persons)	6,375,714		30.1%

Other 5% Shareholders:
The West Face Group	4,996,048	(5)	20.0%
The Modern Group Ltd	1,327,750	(6)	6.3%
Denyce Crisp	1,306,837	(7)	6.2%

*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
**	“Beneficial ownership” is a term broadly defined by the SEC in Rule 13d-3 under the Securities Exchange Act of 1934, as amended and includes more than typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership,” meaning ownership of shares as to which a person has or shares investment or voting power. For purposes of this table, shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days of April 26, 2012 are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.
(1)	Includes 60,750 shares of common stock issuable upon exercise of options.
(2)	Includes 149,813 shares of common stock issuable upon exercise of options.
(3)	Includes 24,188 shares of common stock issuable upon exercise of options.
(4)	Includes 10,125 shares of common stock issuable upon exercise of options.
(5)	Includes 1,148,800 shares of common stock collectively owned by the West face Group based on a Form 3 dated August 16, 2011 filed with the SEC and 3,826,413 shares of common stock currently issuable upon the conversion of the 588,059 shares of Series B Preferred Stock currently held by the West Face Group. Each share of Series B Preferred Stock is convertible at the option of the holder into nine shares of common stock, provided that no holder is entitled to effect such a conversion if it would result in such holder (and affiliates) beneficially owning 20% or more of the number of shares of common stock outstanding immediately after giving effect to the conversion. Therefore, the maximum number of shares of common stock into which the Series B Preferred Stock owned by the West Face Group could convert as of April 26, 2012 is 3,847,248. The West Face Group consists of West Face Long Term Opportunities Limited Partnership, West Face Long Term Opportunities (USA) Limited Partnership and West Face Long Term Opportunities Master Fund L.P. The West Face Group’s address is 2 Bloor Street East, Suite 810, Toronto, Ontario M4W 1A8.
(6)	Based on information derived from insider reporting filings on the System for Electronic Disclosure by Insiders as of April 25, 2012, available at www.sedi.com. The Modern Group Ltd.’s address is P.O. Box 790, Beaumont, TX 77704.
(7)	Includes 1,306,837 shares of common stock that John E. Crisp transfered to Ms. Crisp pursuant to a divorce decree. Denyce Crisp’s address is 534 Nakiswana Circle, Sandia, TX 78383.

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FORBES ENERGY SERVICES LTD.
3000 South Business Hwy 281
Alice,TX 78332
Attn: L. Melvin Cooper

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Dale W. Bossert 02 Travis H. Burris 03 John E. Crisp 04 Charles C. Forbes, Jr. 05 Janet L. Forbes
06 William W. Sherrill

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2	Ratification of Selection of Auditors - To ratify the reappointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year 2012.	☐	☐	☐
3	To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as set forth in the proxy statement.	☐	☐	☐
4	To approve the Company's 2012 Incentive Compensation Plan.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

		1 year	2 years	3 years	Abstain
5	To recommend, on a non-binding advisory basis, the frequency of non-binding advisory executive compensation votes.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000145181_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com .

FORBES ENERGY SERVICES LTD. ANNUAL MEETING OF STOCKHOLDERS

JULY 9, 2012

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder hereby appoint(s) John E. Crisp and L. Melvin Cooper, or either of them, as proxies, with full powers of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FORBES ENERGY SERVICES LTD. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held at 09:00 AM, Central Time on July 9, 2012, at the Hyatt Regency located at 1200 Louisiana Street, Houston, Texas 77002 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH

DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, 4 AND FOR 3 YEARS FOR PROPOSAL 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 09, 2012

FORBES ENERGY SERVICES LTD.

FORBES ENERGY SERVICES LTD.
3000 South Business Hwy 281
Alice,TX 78332
Attn: L. Melvin Cooper

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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0000145180_1 R1.0.0.11699

Meeting Information

Meeting Type: Annual Meeting
For holders as of: May 14, 2012
Date: July 09, 2012 **Time:** 9:00 AM CDT
Location: Hyatt Regency
1200 Louisiana Street
Houston, Texas
77002

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 25, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Dale W. Bossert 02 Travis H. Burris 03 John E. Crisp 04 Charles C. Forbes, Jr. 05 Janet L. Forbes

06 William W. Sherrill

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2 Ratification of Selection of Auditors—To ratify the reappointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year 2012.

3 To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement.

4 To approve the Company’s 2012 Incentive Compensation Plan.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

5 To recommend, on a non-binding advisory basis, the frequency of non-binding advisory executive compensation votes.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

??0000 0000 0000

B A R C O D E

Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000145180_4 R1.0.0.11699

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
of # Sequence